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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




        Date of report (Date of earliest event reported): June 17, 2003




                           LASALLE HOTEL PROPERTIES
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)


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           Maryland                         1-14045                      36-4219376
  ---------------------------       ----------------------       ---------------------------
 (State or other jurisdiction      (Commission File Number)     (IRS Employer Identification
      of incorporation or                                                   No.)
         organization)
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      4800 Montgomery Lane, Bethesda, Maryland                  20814
      ----------------------------------------                ----------
       (Address of principal executive office)                (Zip Code)


       Registrant's telephone number, including area code (301) 941-1500



                                Not Applicable
          -----------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On June 17, 2003, Lasalle Hotel Properties (the "Company") acquired Lansdowne Resort, a 296-room, full-service golf resort and conference center located at 44050 Woodridge Parkway in Leesburg, Virginia for $115.8 million. The consideration paid in the acquisition was $53.0 million in cash and the assumption of a $62.8 million mortgage loan. The source of the funding for the acquisition was the Company's 1031-escrow and corporate credit facility. The mortgage loan is collateralized by Lansdowne Resort, bears interest at a floating interest rate of LIBOR plus 4.5%, matures on January 28, 2007, and requires interest and principal payments based on a 25-year amortization schedule. The loan has a LIBOR floor of 3.0% and permits prepayment beginning on February 11, 2004. The property will be managed by Benchmark Hospitality under a five year management agreement.

         This Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond the Company's control and which could materially affect actual results, performances or achievements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to the risk factors discussed in this Annual Report on Form 10-K. Accordingly, there is no assurance that the Company's expectations will be realized. Except as otherwise required by the federal securities laws, the Company disclaims any obligations or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


         (a) and (b) Financial Statements of Property Acquired and Pro Forma Financial Information

              The financial statements and pro forma financial information required by Item 7(a) and 7(b) are currently being prepared and it is therefore impracticable to provide this information on the date hereof. The Company will file the required financial statements and information under cover of Form 8-K/A as soon as practicable but in no event later than 60 days after the date on which the Form 8-K was required to be filed.

         (c) Exhibits

         The following exhibit is included with this Report:

         Exhibit 2.1  Purchase and Sale Agreement dated as of April 30,
                      2003, by and between Lansdowne Resort Limited Partnership, an Illinois limited partnership, and LHO New Orleans LM, L.P., a Delaware limited partnership.

         Exhibit 2.2 First Amendment to Purchase And Sale Agreement dated as of the June 16, 2003, by and between Lansdowne Resort Limited Partnership, an Illinois limited partnership, and LHO New Orleans LM, L.P., a Delaware limited partnership

         Exhibit 99 Press release dated June 17, 2003 issued by LaSalle Hotel Properties.


ITEM 9.  REGULATION FD DISCLOSURE


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   Information included in this item is provided under Item 12 of Form 8-K in accordance with SEC Release No. 33-8216.

   On June 17, 2003, the Company issued a press release announcing the acquisition of Lansdowne Resort. A copy of the press release is included as
Exhibit 99 to this report and is incorporated by reference herein.



         NOTE: The information in this report (including the exhibit) is furnished pursuant to Item 9 and Item 12 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by regulation FD.


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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      LASALLE HOTEL PROPERTIES




Dated:  June 17, 2003        BY:      /s/ HANS WEGER
                                      --------------

                                      Hans Weger
                                      Executive Vice President, Treasurer and
                                      Chief Financial Officer


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                                  EXHIBIT INDEX
                                  -------------


Exhibit Number          Description
--------------          -----------

2.1 Purchase and Sale Agreement dated as of April 30, 2003, by and between Lansdowne Resort Limited Partnership, an Illinois limited partnership, and LHO New Orleans LM, L.P., a Delaware limited partnership.

2.2 First Amendment to Purchase And Sale Agreement dated as of the June 16, 2003, by and between Lansdowne Resort Limited Partnership, an Illinois limited partnership, and LHO New Orleans LM, L.P., a Delaware limited partnership.

99                      Press release dated June 17, 2003 issued by
                        LaSalle Hotel Properties.



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